SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.   )

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[ ]  Definitive Additional Materials        by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           URECOATS INDUSTRIES INC.
             ----------------------------------------------------
             (Name of the Registrant as Specified In Its Charter)

   ------------------------------------------------------------------------
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2.  Aggregate number of securities to which transaction applies:
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1.  Amount Previously Paid:
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2.  Form, Schedule or Registration Statement No.:
                                                 ---------------------------
3.  Filing Party:
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4.  Date Filed:
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                                                             PRELIMINARY COPY

[LOGO]


Urecoats Industries Inc.
Powerline Business Park
4100 North Powerline Road
Suite F-1
Pompano Beach, FL  33073


May   , 2000


Dear Stockholder:

On behalf of your Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Common Stockholders to be held on Tuesday, June 20, 2000, at 10:00 a.m., at the Company's offices, located at Powerline Business Park, 4100 North Powerline Road, Suite L-1, Pompano Beach, Florida 33073.

The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" approving an amendment to the Company's Restated Certificate of Incorporation to provide for an increase in the common stock capitalization of the Company, "FOR" the election of the nominated directors to serve until the next Annual Meeting of Stockholders, "FOR" ratification of the Company's 2000 Stock Purchase and Option Plan and "FOR" ratification of the selection of Baum & Company, P.A. as the Company's independent accountants.

Whether or not you attend the Annual Meeting, please vote as soon as possible by returning the enclosed proxy card. Your vote is important, and voting by written proxy will ensure your representation at the Annual Meeting. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted.

Thank you for your support of Urecoats.

Sincerely,



/ /
-------------------------------------
Larry T. Clemons
PRESIDENT AND CHIEF OPERATING OFFICER




------------------------------------------------------------------------------
   This proxy statement and the accompanying proxy card are being mailed to Urecoats common stockholders beginning about May __, 2000.

                                                             PRELIMINARY COPY

[LOGO]


Urecoats Industries Inc.
Powerline Business Park
4100 North Powerline Road
Suite F-1
Pompano Beach, Florida  33073



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


Dear Stockholder:

Urecoats annual stockholders' meeting will be held on Tuesday, June 20, 2000 at 10:00 a.m. at its offices located at Powerline Business Park, Suite L-1, Pompano Beach, Florida.

At the meeting, stockholders will be asked to:

1.   Elect Urecoats' entire board of directors,

2.   Ratify the selection of Urecoats' independent auditors for 2000,

3. Increase Urecoats' authorized common stock from 100 million to 140 million shares of common stock, par value $.01, per share,

4.   Approve the Urecoats 2000 Stock Purchase and Option Plan, and

5.   Consider any other business properly brought before the meeting.

The close of business on May 5, 2000 is the record date for determining stockholders entitled to vote at the annual meeting. A list of these stockholders will be available at Urecoats' headquarters, Powerline Business Park, 4100 North Powerline Road, Suite F-1, Pompano Beach, before the meeting.

PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING.

In order to facilitate planning for the Annual Meeting, please indicate on the enclosed proxy whether or not you plan to attend the meeting.

By order of the board of directors



/ /
Michael T. Adams
CORPORATE SECRETARY

May   , 2000

                                                            PRELIMINARY COPY


CONTENTS
--------



ABOUT THE ANNUAL MEETING             1    APPROVAL OF URECOATS 2000 STOCK
                                            PURCHASE AND OPTION PLAN        15

ANNUAL REPORT                        3      The Plan                        16

                                            Federal Income Tax
STOCK OWNERSHIP                      3        Consequences                  17


ELECTION OF DIRECTORS                4    SUBMISSION OF FUTURE STOCKHOLDER
                                            PROPOSALS                       18
The Nominees                         5

Meetings of the Board of Directors   7    COST OF ANNUAL MEETING AND PROXY
                                            SOLICITATION                    18
Directors' Compensation              7

                                          ANNEX A                          A-1
EXECUTIVE COMPENSATION               8    PROPOSED AMENDMENT TO
                                            URECOATS' RESTATED
Compensation Tables                  8      CERTIFICATE OF INCORPORATION

Employment Agreements               12
                                          ANNEX B                          B-1
                                          URECOATS 2000 STOCK PURCHASE
                                            AND OPTION PLAN
RATIFICATION OF SELECTION           13
  OF AUDITORS


APPROVAL OF AN INCREASE IN
  AUTHORIZED COMMON STOCK           13

















ABOUT THE ANNUAL MEETING
------------------------

WHO IS SOLICITATING MY VOTE?

The board of directors of Urecoats is soliciting your vote at the 2000 annual meeting of Urecoats' common stockholders.


WHAT WILL I BE VOTING ON?

1.   Election of Urecoats' board of directors (see page 4).

2. Ratification of BAUM & COMPANY, P.A., as Urecoats' auditors for 2000 (see page 13).

3.   An increase in Urecoats' authorized common stock (see page 13).

4. Approval and adoption of the Urecoats 2000 Stock Purchase and Option Plan (see page 15).


HOW MANY VOTES DO I HAVE?

You will have one vote for every share of Urecoats common stock you owned on May 5, 2000 (the record date).


HOW MANY VOTES CAN BE CAST BY ALL COMMON STOCKHOLDERS?

One vote for each of Urecoats' 95,237,469 shares of common stock that were outstanding on the record date. The common stock will vote as a single class on all matters scheduled to be voted on at the annual meeting. There is no cumulative voting.


HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

A majority of the votes that can be cast, or 47,618,736 votes. We urge you to vote by proxy even if you plan to attend the annual meeting, so that we will know as soon as possible that enough votes will be present for us to hold the meeting.


HOW DO I VOTE?

You can vote either in person at the annual meeting or by proxy without attending the annual meeting.

To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

If you want to vote in person at the annual meeting, and you hold your Urecoats stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting.

                                      Page 1

CAN I CHANGE MY VOTE?

Yes. Just send in a new proxy card with a later date, or send a written notice of revocation to Urecoats' Secretary at the address on the cover of this proxy statement. If you attend the annual meeting and want to vote in person, you can request that your previously submitted proxy not be used.


WHAT IF I DO NOT VOTE FOR SOME OF THE MATTERS LISTED ON MY PROXY CARD?

If you return a signed proxy card without indicating your vote, your shares will be voted "FOR" the nominees listed on the card, "FOR" Baum & Company, P.A., "FOR" the increase in Urecoats' authorized common stock, and "FOR" the Urecoats 2000 Stock Purchase and Option Plan.


WHAT IF I VOTE "ABSTAIN"?

A vote to "abstain" on any matter will have the effect of a vote against.


CAN MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD AND DO NOT ATTEND THE ANNUAL MEETING?

If you do not vote your shares held in street name, your broker can vote your shares on any of the matters scheduled to come before the meeting.

If you do not vote your shares held in street name, and your broker does not vote them, the votes will be broker nonvotes, which will have no effect on the vote for any matter scheduled to be considered at the annual meeting other than the proposed increase in authorized common stock where broker nonvotes will have the effect of a vote against the proposal.

If you do not vote your shares held in your name, your shares will not be voted.


COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

We do not know of any other maters that will be considered at the annual meeting. If a stockholder proposal that was excluded from this proxy statement is brought before the meeting, we will vote the proxies against the proposal. If any other matters arise at the annual meeting, the proxies will be voted at the discretion of the proxy holders.


WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.




                                      Page 2
ANNUAL REPORT
-------------

The Company has included herewith a copy of its Annual Report for the fiscal year ended December 31, 1999 ("1999 Annual Report"). Additional copies of the 1999 Annual Report may be obtained by Shareholders without charge by writing to the Mr. Michael T. Adams, Secretary, at Powerline Business Park, 4100 North Powerline Road, Suite F-1, Pompano Beach, Florida 33073.


STOCK OWNERSHIP
---------------

Urecoats completed development and testing of its first proprietary and patent pending RUBBER SEALANT MEMBRANE(RSM)(TM), URECOATS 100(TM), product and system for its spray application. Urecoats encourages stock ownership by its directors, officers and employees to align their interests with the interests of stockholders. Urecoats believes this policy has played a significant role in the progress of the company and will, ultimately, lead to beneficial future returns for Urecoats' stockholders.

Urecoats fosters stock ownership by all of its employees through various measures, such as stock option grants, restricted stock awards, and participation in developing programs, including, if it is approved by stockholders at the annual meeting, the Urecoats 2000 Stock Purchase and Option Plan that is the subject of the fourth item to be voted on at the annual meeting.

The following table sets forth certain information as of the record date, regarding the beneficial ownership of the common stock by each of the executive officers and directors of the Company and by all officers and directors of the Company as a group of the outstanding shares of the common stock.
                                                     Amount of Shares
   Name and Address         Position(s)              Beneficially Owned(*)
-------------------------- ------------------------ -------------------
Richard J. Kurtz           Chairman and CEO                  23,250,923(1)

David M. Goldblatt         Director                           1,020,416(2)

Arthur J. Gregg            Director                              75,000(3)

Larry T. Clemons           Director, President,               2,000,000(4)
                             COO, and Treasurer

Michael T. Adams           Executive Vice President           1,117,369(5)
                             and Secretary

Ponswamy Rajalingam, Ph.D. Vice President                     3,044,412(6)

R. Uma Umarani, Ph.D.      Vice President                     1,000,000(7)

  Officers and Directors as a Group                          31,508,120



                                     Page 3
---
   (*) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and includes voting and investment power with respect to shares of common stock. Shares of common stock subject to options currently exercisable or exercisable within 60 days of the record date, are deemed outstanding for the person holding such options.

   (1) Includes 100,000 shares of common stock issuable on the exercise of outstanding stock options granted on November 23, 1998 and 1,000,000 shares of common stock issuable on the exercise of outstanding stock options granted on January 4, 2000, under the Company's 1999 Plan, all of which are immediately exercisable. See Compensation Tables.

   (2) Includes 150,000 shares of common stock issuable on the exercise of outstanding stock options granted on November 23, 1998 and 50,000 shares of common stock issuable on the exercise of outstanding stock options granted on February 8, 1999, under the Company's 1999 Plan, all of which are immediately exercisable. See Compensation Tables.

   (3) Includes 75,000 shares of restricted common stock issued for agreeing to serve on the Company's Board of Directors.

   (4) Includes 1,000,000 shares of restricted common stock awarded in lieu of a restricted option to purchase restricted common stock as part of his compensation. Such issuance of shares and cancellation of option were effected on January 4, 2000. See Executive Compensation.

   (5) Includes 250,000 shares of common issued upon exercise of 75,000 of the stock options on March 1, 1999, and 175,000 on February 21, 2000, granted on November 23, 1998, under the Company's 1999 Plan. See
Compensation Tables.

   (6) Includes 350,000 shares of common stock issued upon exercise of stock options, under the Company's 1999 Plan, and 850,000 shares of restricted common stock issued pursuant to a consulting agreement.

   (7) Includes 250,000 shares of common stock issued upon exercise of stock options, under the Company's 1999 Plan, and 372,000 shares of restricted common stock issued pursuant to a consulting agreement.


                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS
                             ---------------------

The Board of Directors has nominated all of the current directors for re-election at the 2000 annual meeting, except Stuart B. Krost, whose resignation as a director was accepted by the Board on April 12, 2000. In addition, on April 12, 2000, the board of directors elected Larry T. Clemons as a new member of the board. All directors serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The one-year terms of all of Urecoats' directors expire at the annual meeting.

THE NOMINEES

The following section gives information - provided by the nominees - about their principal occupation, business experience and other matters.

                     THE BOARD RECOMMENDS THAT YOU
              VOTE "FOR" EACH OF THE FOLLOWING NOMINEES.


NAME, AGE, POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, DIRECTORSHIPS
-----------------------------------------------------------------------------

RICHARD J. KURTZ (59) - Chairman of the Board and Chief Executive Officer of the Company since February 8, 1999. Mr. Kurtz is also president and chief executive officer of the Kamson Corporation, a privately held corporation, and has been for the past 26 years. Kamson Corporation has its principal executive offices located in Englewood Cliffs, New Jersey and currently owns and operates sixty eight (68) investment properties in the Northeastern United States. Mr. Kurtz is a graduate of the University of Miami and a member of its President's Club. He was formerly a director of the Inter-Community Bank located in Springfield, New Jersey. Mr. Kurtz is also an active member of the Board of Directors of Heavenlydoor.com, a public company trading on the NASDAQ Small Caps market. Most notably, he was chosen "Man of the Year" by the Chamber of Commerce in Englewood Cliffs and the Boy Scouts of America. Mr. Kurtz resides in Alpine, New Jersey and is currently Vice President and a member of the Board of Directors for the Jewish Community Center on the Palisades in Tenafly, New Jersey. He is also proud to be an elected member of the Board of Trustees and the Foundation Board for the Englewood Hospital and Medical Center of New Jersey.

DAVID M. GOLDBLATT (56) - Has been a director of the Company since July 1994. Mr. Goldblatt has over 27 years of experience in trading, selling and financing United States Government securities and money market instruments. For the past five years, Mr. Goldblatt has been engaged as a Securities principal with Seaboard Securities. In 1970, Mr. Goldblatt traded short term U.S. government securities at William E. Pollack and Co. In 1972, he was hired as Vice President at Cantor Fitzgerald and Company, where he was required to sell and finance the Firms trading and matched book positions.
In 1976, Mr. Goldblatt was employed by Loeb, Rhodes & Company, as a Senior Vice President. He was responsible for hiring sales personnel for the money market department. In addition, he was in charge of selling and financing the Firm's money market and matched book positions. In 1980, Mr. Goldblatt was a partner in Resource Management. The Firm specialized in trading U.S. government securities and short-term money market instruments. In 1992, Mr. Goldblatt initiated and developed the fixed income department at Seaboard Securities. This division specializes in U.S. government securities. Mr. Goldblatt earned his Master's Degree from Hunter College in New York City.

ARTHUR J. GREGG (72) - Has been a director since February 21, 2000. General Gregg (retired Lieutenant General, U.S. Army) has more than 44 years of distinguished professional experience, having held senior level management and command positions in the military and several executive positions in industry. As a result of his extensive military and executive experience, he is well known and respected within federal government agencies, and private industry. General Gregg continues an active schedule as a member of several corporate and academic boards. He chairs three of these boards. From 1994 to 1996 General Gregg was President, James Martin Government Intelligence, Inc., an information technology firm providing senior level consulting services to law enforcement, intelligence and defense agencies. From 1992 to 1994 General Gregg was Executive Vice President and Chief Operating Officer, Steel Tech Manufacturing, Inc., a company engaged in metal fabrication and paint finishing. From 1989 to 1992 he was Executive Vice President and Chief Operating Officer of American Coastal Industries, Inc. From 1987 to 1989 General Gregg was an Independent Consultant, engaged in general management and cable television consulting services. From 1984 to 1987 He was Vice President and General Manager, Cox Cable, New Orleans, LA, managing an 80,000 customer cable television system; 250 employees and $30 million in annual revenue. General Gregg also held various other positions such as President, UCI, Inc., Springfield, VA (1982-1984); Deputy Chief of Staff for Logistics, U.S. Army, Washington, D.C. (1979-1981); Director for Logistics, Organization of the Joint Chiefs of Staff, Washington, D.C. (1977-1979); Deputy Chief of Staff for Logistics, U.S. Army, Europe (1975-1977); Commander, Army and Air Force Exchange Service, Europe (1973-1975); Deputy Director and later Director of the Troop Support Directorate, Office of the Deputy Chief of Staff for Logistics Department of the Army, Washing, DC (1971-1973); Commander, Nahbollenbach Army Depot, Germany (1969-1971); and Logistic Staff Officer in the Joint Petroleum Office, United States European command (1968-1969). General Gregg attended Harvard University, John F. Kennedy School of Government - Concentrated Executive Program in National Security; Saint Benedict College Atchison, Kansas - Bachelor of Science in Business Administration (Summa cum Laude); Army War College, Carlisle Barracks, Pennsylvania - One year graduate level college; and Command and General Staff College, Fort Leavenworth, Kansas - One year graduate level college.

LARRY T. CLEMONS (42) - Has been a Director since April 12, 2000, President and Chief Operating Officer since February 8, 1999, and Treasurer since March 1, 1999, Treasurer of Urecoats International since March 1, 1999, and Treasurer of Urecoats Technologies since July 1, 1999. Mr. Clemons has extensive experience in taking products from Design and Function, Marketing and Sales, Corporate Implementation, Drawing Board to Factory, and Showroom Floor, to the Consumer within short periods of time. Mr. Clemons moved to South Florida in 1983 and started Raffles Bar & Grill, Dadeland Mall, Miami, FL. From 1981-1983, he taught speed reading at the Reading Learn Center of South Florida. From 1983-1986, Mr. Clemons worked for Holman Enterprises (Fort Lauderdale Lincoln-Mercury), in Fort Lauderdale, FL. He started the fleet operation department and was the Director of ASC McLaren sales and Ford development (Prototype Convertible) OEM Program, where he developed the first automotive showroom and sales in the Galleria Mall. Starting from the ground up, he directed 3 new divisions for Holman Enterprises and Fort Lauderdale Lincoln Mercury and achieved the top 10 Sales Award in the

Nation for 3 consecutive years. From 1986 to 1989, he worked for ASC, Southgate, Michigan. Mr. Clemons was hired by Heinz Prechter, Industrialist of the Year and Chairman of ASC, as Project Sales and Marketing Coordinator. He was responsible for bringing the prototype ASC McLaren Convertible to Ford Dealerships nationwide, under the newly designed Ford Mustang chassis and image, prototype Chevrolet Camaro convertible, achieving full production OEM status within one year of development, General Motors Pontiac Division approving and purchasing production rights for the Pontiac Firebird Convertible, and developing the "Sun In The Fun" program for South Florida Ford Dealers with the Ford Escort. From 1989-1991, he maintained a personal relationship with Heinz Prechter and worked independently in sales and consulting on vintage cars. In 1992, he owned and operated his first Art Museum and Gallery in Fort Lauderdale, FL, "Peace for the Planet" Museum and Gallery; 1993, "Hermitage Museum", St. Petersburg, Russia (Leningrad); 1994 to 1999, owned and operated "Gallery 721" Fort Lauderdale, FL; and initiated the Flagler Village real estate project in Fort Lauderdale, FL. Mr. Clemons attended the University of Kentucky, Lexington, KY, from 1977 to 1979.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met four times in 1999. There were no committees established in 1999 due to the business being in its development stage. The Company is coming out of research and development with its products and delivery systems. As such, the participation activity requirements of each member of the Board are increasing. Management is aggressively pursuing and implementing marketing and other strategies set forth by the Board. The Nominees, if elected, will establish Executive, Audit and Compensation committees in accordance with the procedures in the Company's by-laws.

DIRECTORS' COMPENSATION

Directors' compensation is determined by the Board. The Board does not have a standard policy regarding compensation of members of the board of directors. The Board has granted directors stock options and restricted common stock, in order to assure that the directors have an opportunity for and/or have an ownership interest in common with other stockholders. The Nominees, if elected, will ensure the Compensation committee establishes a standard policy regarding compensation of members of the Board.

EXECUTIVE COMPENSATION
----------------------

COMPENSATION TABLES

The following Summary Compensation Table sets forth the compensation earned by the persons who served as the Company's chief executive officer and other executive officers other than the chief executive officer ("Named Officers") for services rendered in all capacities during the last fiscal year.


                         SUMMARY COMPENSATION TABLE
                         --------------------------

                                        Annual Compensation
                                 ----------------------------------
               (a)                (b)   (c)       (d)        (e)
                                                            Other
                                                            Annual
            Name and                   Salary    Bonus   Compensation
       Principal Position        Year   ($)       ($)        ($)
-------------------------------- ---- -------- --------- ------------
(1) Richard J. Kurtz             1999 $    -0- $     -0- $        -0-
      Chairman of the Board
       and CEO
(2) Larry T. Clemons             1999 $ 86,431 $     -0- $        -0-
      President, COO
       and Treasurer
(3) Michael T. Adams             1999 $ 78,098 $  12,000 $      6,750(a)
      Executive Vice President
       and Secretary
(4) Ponswamy Rajalingam          1999 $    -0- $     -0- $    170,850(b)
      Vice President
(5) R. Uma Umarani               1999 $    -0- $     -0- $    104,000(c)
      Vice President
(6) Howard Weiser                1999 $ 70,000 $     -0- $        -0-
      President and CEO
       (resigned Feb. 8, 1999)
      Secretary
       (resigned Mar. 1, 1999)
(7) Edgar M. Reynolds            1999 $ 16,000 $     -0- $        -0-
      Vice President and
       Treasurer
       (resigned Mar. 1, 1999)

---

(a) This figure represents the dollar value of the difference between the price paid for securities of the Company and the fair market value of such securities at the date of purchase.

 (b) This figure represents cash and non-cash consulting fees paid under a consulting agreement, and the dollar value of the difference between the price paid for securities of the Company and the fair market value of such securities at the date of purchase, which amounts are $74,000, $82,425, and $14,425, respectively.

(c) This figure represents cash and non-cash consulting fees paid under a consulting agreement, and the dollar value of the difference between the price paid for securities of the Company and the fair market value of such securities at the date of purchase, which amounts are $71,000, $32,400, and $600, respectively.

                                          SUMMARY COMPENSATION TABLE
                                          --------------------------
                                                 (CONTINUED)

                                         Long-Term Compensation
                            --------------------------------------------
                                     Awards          Payouts
                            ------------------------ -------
               (a)             (f)           (g)       (h)       (i)
                            Restricted    Securities
                              Stock       Underlying           All Other
            Name and          Awards       Options/   LTIP   Compensation
       Principal Position      ($)         SARs (#)    ($)       ($)
--------------------------- ----------    ---------- ------- ------------
(1) Richard J. Kurtz        $      -0-           -0- $  -0-  $       -0-
      Chairman of the Board
       and CEO
(2) Larry T. Clemons        $  350,000(a)    160,000 $  -0-  $       -0-
      President, COO and
       Treasurer
(3) Michael T. Adams        $      -0-       175,000 $  -0-  $       -0-
      Vice President and
       Secretary
(4) Ponswamy Rajalingam     $  145,400(b)    100,000 $  -0-  $       -0-
      Vice President
(5) R. Uma Umarani          $   42,660(c)        -0- $  -0-  $       -0-
      Vice President
(6) Howard Weiser           $      -0-       400,000 $  -0-  $       -0-
      President and CEO
    (resigned Feb. 8, 1999)
      Secretary
    (resigned Mar. 1, 1999)
(7) Edgar M. Reynolds       $      -0-       150,000  $  -0-  $       -0-
      Vice President and
       Treasurer
    (resigned Mar. 1, 1999)

The following table contains information concerning all types of stock options granted to the Named Officers for the fiscal year ended December 31, 1999. No stock appreciation rights were granted during the year.


              OPTION/SAR GRANTS IN LAST FISCAL YEAR
    ----------------------------------------------------------
            (a)                    (b)              (c)
                                Number of     Percent of total
                                securities      options/SARs
                                underlying       granted to
                               options/SARs     employees in
           Name                granted(#)(A)    fiscal year
    ----------------------     ------------   ----------------
(1) Richard J. Kurtz                100,000(a)           1.46%
(2) Larry T. Clemons              1,000,000(d)          11.11%
(3) Michael T. Adams                250,000(a)           3.64%
(4) Ponswamy Rajalingam, Ph.D.       75,000(b)           1.09%
                                    240,000(c)           2.67%
                                    120,000              1.75%
                                     25,000               .36%
(5) R. Uma Umarani, Ph.D.           144,000(b)           2.10%
                                     18,000               .26%
(6) Howard Weiser(*)                400,000(a)           5.83%


(7) Edgar M. Reynolds(**)           150,000(a)           2.19%

---

(a) These options were granted upon establishment of the 1999 Plan, on November 23, 1998, subject to an increase in the authorized common stock capitalization of the Company or some other action taken by the board of directors making shares available for issuance underlying the options. On February 8, 1999, the common stock capitalization of the Company was increased by approval of a majority of the common stock shareholders of the Company, rendering the options exercisable on that date.

(b) These options were granted on February 8, 1999, subject to an increase in the authorized common stock capitalization of the Company or some other action taken by the board of directors making shares available for issuance underlying the options. On February 8, 1999, the common stock capitalization of the Company was increased by approval of a majority of the common stock shareholders of the Company, rendering the options exercisable on that date.

(c) These options were originally granted under the Company's 1998 Plan, on June 1, 1998 in connection with a consulting agreement, and subsequently transferred to the Company's 1999 Plan.

(d) This restricted option was authorized by the board of directors pursuant to an executive compensation agreement described elsewhere in this proxy. See Employment Agreement.

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
    ------------------------------------------------------------------
                                (CONTINUED)

                                           (d)               (e)
                                     Exercise or base
                                       price ($/Sh)   Expiration date
                                     ----------------  ---------------
(1) Richard J. Kurtz                 $.16  /  100,000       11/23/2003
(2) Larry T. Clemons                 $.16  /1,000,000             N/A
(3) Michael T. Adams                 $.16  /  250,000       11/23/2003
(4) Ponswamy Rajalingam, Ph.D.       $.315 /   75,000         2/8/2004
                                     $.21  /  240,000         6/1/2000
                                     $.195 /  120,000         6/1/2000
                                     $.21  /   25,000         4/9/2004
(5) R. Uma Umarani, Ph.D.            $.25  /  144,000         1/1/2000
                                     $.21  /   18,000         7/1/2001
(6) Howard Weiser(*)                 $.16  /  400,000       11/23/2003
(7) Edgar M. Reynolds(**)            $.16  /  150,000       11/23/2003

---

(*) Resigned as President and CEO on February 8, 1999 and Secretary on March 1, 1999.

(**) Resigned as Vice President and Treasurer on March 1, 1999.

(A) The total options outstanding at the end of 1999 for each of the Named Officers is shown as "Number of Securities Underlying Unexercised Options/ SARs at FY-end" in the table "Aggregated Option/SAR Exercises in Last Fiscal Year and FY-end Option/SAR Values" below.

The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 1999 with respect to the Named Officers. No stock appreciation rights have been granted by the Company.


                AGGREGATED OPTION/SAR EXERCISES IN LAST
               FISCAL YEAR AND FY-END OPTION/SAR VALUES
    ---------------------------------------------------------------
           (a)                       (b)                (c)
                               Shares acquired
          Name                 on exercise (#)   Value realized($)(A)
    ---------------------      ---------------   --------------------
(1) Richard J. Kurtz                      N/A                    N/A
(2) Larry T. Clemons                      N/A                    N/A
(3) Michael T. Adams                   75,000      $           6,750
(4) Ponswamy Rajalingam, Ph.D.        360,000      $          14,425
(5) R. Uma Umarani, Ph.D.             162,000      $             600
(6) Howard Weiser(*)                      N/A                    N/A
(7) Edgar M. Reynolds(**)                 N/A                    N/A



                                     Page 11
                   AGGREGATED OPTION/SAR EXERCISES IN LAST
                   FISCAL YEAR AND FY-END OPTION/SAR VALUES
    ------------------------------------------------------------------------
                                (CONTINUED)
                                   (d)                       (e)
                          Number of Securities      Value of Unexercised
                         Underlying Unexercised   In-The-Money Options/SARs
                         Options/SARs at FY-end        at FY-End($)(B)
                                  (#)
                        Exercisable/Unexercisable Exercisable/Unexercisable
                        ------------------------- -------------------------
(1) Richard J. Kurtz       100,000 /     N/A      $    -0-   /      N/A
(2) Larry T. Clemons         N/A   /  1,000,000   $    N/A   /$     -0-
(3) Michael T. Adams       175,000 /     N/A      $    -0-   /      N/A
(4) Ponswamy Rajalingam      N/A   /    100,000   $    N/A   /$     -0-
(5) R. Uma Umarani           N/A   /     N/A      $    N/A   /      N/A
(6) Howard Weiser(*)       400,000 /     N/A      $    -0-   /      N/A
(7) Edgar M. Reynolds(**)  150,000 /     N/A      $    -0-   /      N/A
---
(*) Resigned as President and CEO on February 8, 1999 and Secretary on March 1, 1999.

(**) Resigned as Vice President and Treasurer on March 1, 1999.

(A) "Value Realized" is the difference between the exercise price and the market price on the exercise date, multiplied by the number of options exercised. "Value Realized" numbers do not necessarily reflect what the executive might receive if he or she sells the shares acquired by the option exercise, since the market price o the shares at the time of sale may be higher or lower than the price on the exercise date of the option.

(B) "Value of Unexercised In-The-Money Options" is the aggregate, calculated on a grant by grant basis, of the product of the number of unexercised options at the end of 1999 multiplied by the difference between the exercise price for the grant and the year-end market price, excluding grants for which the difference is equal to or less than zero.

EMPLOYMENT AGREEMENTS

The Board of Directors in a Special Meeting dated February 8, 1999, appointed Larry T. Clemons as President and COO of the Company. The Company agreed to a compensation arrangement, which has not been set forth in a formal executive employment agreement as of the date of this proxy, whereby Mr. Clemons is to receive an initial annual salary in the amount of $75,000 and 1,000,000 shares of restricted common stock of the Company, beginning February 8, 1999. The annual salary is subject to review on a quarterly basis, and, based on each $.20 increase in the value of the stock of the Company (with the base beginning value of the common stock as of February 8, 1999 of $.35), Mr. Clemons is eligible for increases of $10,000. Additionally, Mr. Clemons has an option to purchase 1,000,000 shares of restricted common stock at the end of his first year of employment at a price per share of $.16. During the year, the Chairman of the Board determined, in the best interests of the Company, to increase Mr. Clemons' salary, which was $110,000 as of December 31, 1999. Currently, Mr. Clemon's salary is in accordance with his originally agreed compensation arrangement described hereinabove.

The Board of Directors recognized the exemplary contributions made by Mr. Clemons during his first year of employment and restructured his option to purchase 1,000,000 shares of restricted common stock, effective February 8, 2000, at $.16 per share. The board of directors canceled his theretofore approved option for restricted common stock and replaced it with an award for 1,000,000 shares of restricted common stock on January 4, 2000. See Stock Ownership.


                                  PROPOSAL TWO

                      RATIFICATION OF SELECTION OF AUDITORS
                      -------------------------------------

The Board of Directors has selected BAUM & COMPANY, P.A. ("BAUM") as the independent auditors of Urecoats for 2000. BAUM has served as the independent auditors of Urecoats since 1996. Arrangements have been made for a representative of BAUM to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions. The selection of BAUM as Urecoats' auditors must be ratified by a majority of the votes cast at the annual meeting. BAUM is a member of the Securities and Exchange Division of the American Institute of Certified Public Accountants ("AICPA") duly authorized to perform audits of SEC registrants. The firm is current with its peer review system and has maintained an unqualified quality control status since the inception of the peer review system established by the AICPA.

        THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF BAUM AS
                     URECOATS' INDEPENDENT AUDITORS FOR 2000.


                                 PROPOSAL THREE

                APPROVAL OF AN INCREASE IN AUTHORIZED COMMON STOCK
                --------------------------------------------------

On April 12, 2000, subject to approval of shareholders, the Board of Directors unanimously approved an amendment to Urecoats' restated certificate of incorporation to permit Urecoats to issue up to 140 million shares of common stock. The Board directed that the amendment be voted on by common stockholders at the next annual meeting of shareholders. The form of the proposed amendment is attached to this proxy statement as Annex A.

Urecoats is currently permitted to issue up to an aggregate of 100 million shares of common stock having a par value of $.01 per share. As of March 21, 2000, a total of 99,098,469 shares of Common Stock were deemed reserved, issued and outstanding on a fully diluted basis. As of March 21, 2000, Urecoats was able to issue a total of 901,531 shares of common stock.

Subject to stockholder approval, the Board has resolved to increase the number of shares of common stock that Urecoats may issue in order to enable it, (a) to pursue its current acquisition policy to acquire additional assets or companies having assets and/or operations which are compatible with the Urecoats business; and (b) to provide additional shares for funding and growth. Although the Company has not yet identified a candidate for potential acquisition, management believes its policy of growth through operation and acquisition can best be pursued through utilization of equity (common stock) as opposed to cash. Urecoats anticipates it will continue to be in need of its cash reserves for materials, operations and for internal growth as sales of its products occur and new products are brought to market. The proposed increase in capitalization is deemed necessary by management to provide a sufficient amount of shares that may enable the Company to raise capital and, subject to market value, to be flexible in proposals of cash and/or stock to acquisition candidates. The increase may provide the wherewithal for management to consider and aggressively pursue a desirable acquisition candidate or asset situation (of relatively significant size) without the necessity of further requesting shareholders to authorize an increase in the capitalization with the statutory and regulatory delays which are usually occasioned thereby. In many instances, such a delay could result in loss of opportunity. The proposed increase in capitalization is deemed by management to enable it to meet potential anticipated operational objectives by providing shares for future funding, if necessary or warranted, and to provide shares for continued growth by acquisition. The Company plans to consider or pursue a desirable acquisition candidate or asset situation. Although the Company will enter into discussions with potential acquisition candidates or asset acquisitions, there are no negotiations or specific agreements in place for any new acquisition candidate or asset acquisition at this time. The Company is generally amenable and will confer with and consider any potential asset or acquisition candidate that will provide additional synergistic technology, cash and/or revenue for the Company's future growth.

Newly authorized shares will have the same rights as the outstanding shares and those presently authorized, including the right to cast one vote per share and to receive dividends paid by Urecoats. Although the authorization would not, in itself, have any effect on your rights as a stockholder, issuance of additional shares of common stock for other than a dividend would have a dilutive effect on voting rights and earnings per share. Furthermore any issuances of previously authorized but unissued preferred stock, if made convertible into common stock, may have similar dilutive consequences. In addition, a further consequence of increasing the authorized shares of common stock of the Company is that management will have the potential ability, without approval of shareholders, to issue such common shares or create and issue heretofore authorized preferred stock (convertible into common stock in desirable conversion ratios) so as to make more difficult, or to stave off hostile and/or friendly takeover attempts by third parties. The foregoing will be applicable even if such a transaction may appear, on its face, to be favorable to the interests of the shareholders. Such anti-takeover measures may include declaring a dividend and issuing shares to the existing shareholders of the Company, or selling the shares, on agreeable terms to a friendly investor (a person or other entity whose interests are not opposed to those of the Company and its shareholders) or taking other measures with its authorized but unissued shares (without approval of shareholders) within its corporate powers to stave off takeover attempts. The use by management of anti-takeover measures which may include the issuance of additional shares, share dividends, and/or options to acquire shares at favorable prices, may have a dilutive effect on the Company's book value per share and further erode percentage ownership of shares by existing shareholders. However, there are currently no "anti-takeover" measures contemplated by the Company or included in any debt agreement, By-law or provision of the Company's Restated Certificate of Incorporation or any amendment thereto and management does not plan or presently contemplate seeking shareholder approval for any such amendment to the By-laws. The foregoing notwithstanding, management believes shareholder approval will not be necessary should it desire, in the future, to implement the aforementioned anti-takeover measures heretofore discussed.

The increase in the authorized number of shares together with other factors may also make the removal of management more difficult even if such removal would appear to be beneficial to shareholders generally, and may have the effect of limiting shareholder participation in certain transactions such as mergers or tender offers whether or not such transactions are favored by incumbent management. However, it is essential to note that whatever course of action management chooses to pursue, it is required and has a fiduciary obligation to do so in the best interests of the shareholders. Stockholders do not have preemptive rights.

The increase in Urecoats' authorized common stock capitalization must be approved by a majority of all outstanding common shares.

      THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT TO URECOATS' RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
       NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100 MILLION TO
                   140 MILLION SHARES OF COMMON STOCK.


                              PROPOSAL FOUR

         APPROVAL OF URECOATS' 2000 STOCK PURCHASE AND OPTION PLAN
         ---------------------------------------------------------

On April 12, 2000, Urecoats Board of Directors approved the Urecoats 2000 Stock Purchase and Option Plan and recommended submitting the plan to stockholders for approval at the annual meeting. If approved, the plan will become effective July 1, 2000.

The Board of Directors of the Company, or a committee established by the Board, designated to administer the 2000 Plan, which shall consist of not less than two Non-Employee Directors satisfying the requirements of Rule 16b-3.

The plan affords key employees, officers, and consultants, who are responsible for the continued growth of Urecoats, an opportunity to acquire a proprietary interest in the Company, and, thus, to create in such individuals a greater concern for the welfare of the Company and its subsidiaries. The Company, by means of this 2000 Stock Purchase and Option Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. The following summary is qualified by reference to the complete text of the plan, which is attached as Annex B.

THE PLAN

Up to 5 million shares of common stock, subject to adjustments for stock dividends, splits and other events that affect the number of shares of common stock outstanding, may be issued under the plan. Stock subject to purchase under the plan will be shares of common stock that have been authorized but unissued, or have been previously issued and reacquired by Urecoats, or both.

Maximum Purchase. The options offered in the plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or consultant. The options granted under the plan are intended to be either Incentive Stock Options ("ISO") or Non-Qualified Stock Options ("NQSO"). The aggregate fair market value of shares subject to an ISO to a participant's stock purchases in any calendar year shall not exceed one hundred thousand dollars ($100,000.00).

Option. Participants will receive an option. The option will state the number of shares of common stock to be purchased underlying the options granted.

Exercise Price. The purchase price per share purchasable under an option will be determined by the Administrator, provided, however, that such purchase price shall not be less than 90% of the fair market value of a share on the date of grant of such option, provided further, any option granted to a participant who, at the time such option is granted, is an officer or director of the Company, the purchase price shall not be less than 100% of the fair market value of a share on the date of grant of such option, provided further, however, that in the case of an ISO granted to a participant who, at the time such option is granted, is deemed to be a 10% Shareholder, the purchase price for each share will be such amount as the Administrator in its best judgment shall determine to be not less than 110% of the fair market value per share at the date the ISO is granted.

Term of Option. The term of each option shall be fixed by the Administrator which in any event will not exceed a term of 10 years from the date of the grant, provided, however, that the term of any ISO granted to any 10% Shareholder will not be exercisable after the expiration of 5 years from the date such ISO was granted.

Termination of Employment. The Administrator will determine the effects of a participant's retirement, death, disability, leave of absence or any other termination of employment during the Term of any option.

Amendments. The Board may amend, alter, suspend, discontinue or terminate the plan; provided, however, that, notwithstanding any other provision of the plan or any option, without approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination will be made that, absent such approval, (1) would cause Rule 16b-3 to become unavailable with respect to the Plan, (2) would violate the rules or regulations of any national securities exchange on which the shares of the Company are traded or the rules or regulations of the NASD that are applicable to the Company, or (3) would cause the Company to be unable, under the Code, to grant ISOs under the plan.

FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the federal income tax consequences under current tax taw of NQSOs and ISOs. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributed to deferral preferences (including the ISO adjustment) is allowed as a credit against the
optionee's regular tax liability in subsequent years.   To the extent the
credit is not used, it is carried forward.

Although management believes it is in the interests of shareholders that the plan be approved in order to attract and retain qualified employees and consultants, since the plan authorizes the grant of options to purchase up to 5 million shares of common stock, the future grant and exercise of the options would tend to dilute the percentage ownership of shareholders in the Company. Furthermore, the nature of the options is such that the options would be exercised at a time that the Company likely would be able to derive a higher price for Company shares than the exercise price.

The Board believes the plan is an effective means of aligning the interests of a broad range of employees with the interests of our stockholders.

              THE BOARD RECOMMENDS THAT YOUR VOTE "FOR" THE
              URECOATS 2000 STOCK PURCHASE AND OPTION PLAN


SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS
------------------------------------------

Under Securities and Exchange Commission ("SEC") rules, a stockholder who intends to present a proposal at the next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to the Secretary of Urecoats, at the address on the cover of this proxy statement. The proposal must be received no later than August 9, 2000.

Stockholders who do not wish to follow the SEC rules in proposing a matter for action at the next annual meeting must notify Urecoats in writing of the information required by the provisions of Urecoats' by-laws dealing with stockholder proposals. The notice must be delivered to Uecoats' Corporate Secretary between September 10, 2000 and October 30, 2000. You can obtain a copy of Urecoats' by-laws by writing the Corporate Secretary at the address shown on the cover of this proxy statement.


COST OF ANNUAL MEETING AND PROXY SOLICITATION
---------------------------------------------

Urecoats pays the expense of preparing, assembling, printing, mailing and filing this Proxy Statement and materials used in this solicitation of proxies with the SEC and its stockholders, which is estimated not to exceed $50,000. The solicitation will be made by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of nominees for other persons, as beneficial owners, with such additional copies of proxies, proxy materials and Annual Reports as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will upon request of such record holders, reimburse them for their reasonable expenses in mailing such material.

Certain directors, officers and employees of the Company, not especially employed for this purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.

                                     ANNEX A
                                     -------

                         PROPOSED AMENDMENT TO URECOATS'
                      RESTATED CERTIFICATE OF INCORPORATION


Article FOURTH, Capital Stock, Section A, is hereby amended to read in its entirety as follows:

          "FOURTH: Capital Stock. A. The total number of shares of stock which the Corporation shall have the authority to issue is One Hundred and Forty Two Million (142,000,000) shares of which One Hundred and Forty Million (140,000,000) shall be Common Stock of the par value of One Cent ($.01) per share (hereinafter called the "Common Stock") and of which Two Million (2,000,000) shares shall be Preferred Stock of the par value of One Dollar ($1.00) per share (hereinafter called the "Preferred Stock")."




































                                     Page A-1
                                     ANNEX B
                                     -------
                             URECOATS INDUTRIES INC.
                       2000 STOCK PURCHASE AND OPTION PLAN
                            (effective July 1, 2000)

                                    SECTION I
                                     PURPOSE

     URECOATS INDUSTRIES INC. (the "Company"), desires to afford certain of its key employees, officers, and consultants, who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and, thus, to create in such individuals a greater concern for the welfare of the Company and its subsidiaries. The Company, by means of this 2000 Stock Purchase and Option Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. The Options offered herein are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or consultant. The Options granted hereunder are intended to be either Incentive Stock Options or Non-Qualified Stock Options.

                                   SECTION  II
                                   DEFINITIONS

The terms, as used in this 2000 Plan, shall have the meanings provide below:

     (a) Administrator. The Board of Directors of the Company, or a committee established by the Board, designated to administer the 2000 Plan, which shall consist of not less than two (2) Non-Employee Directors satisfying the requirements of Rule 16b-3.

     (b) Affiliate. Any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and any entity in which the Company has a significant equity interest.

     (c) Code. The Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

     (d)   Company.  Urecoats Industries Inc., a Delaware corporation.

     (e) Eligible Person. Any employee, officer or consultant providing services to the Company or any Affiliate who the Administrator determines to be an Eligible Person. A director of the Company who is not also an employee of the Company or an Affiliate shall be an Eligible Person.

     (f)   Exchange Act.  The Securities Exchange Act of 1934, as amended.

     (g) Fair Market Value. The closing "bid" price of the Shares on the date in question as quoted on NASDAQ, or any successor national stock exchange on which the Shares are then traded; provided, however, that if on the date in question there is no public market for the Shares and they are neither quoted on NASDAQ nor traded on a national securities exchange, then the Administrator shall, in its sole discretion and best judgment, determine the Fair Market Value.

                                     Page B-1
     (h) Incentive Stock Option. An Option granted under the 2000 Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (i) NASDAQ. The National Association of Securities Dealers Electronic Bulletin Board or Automated Quotation System.

     (j) Non-Employee Directors. Directors, as such term is defined in Rule 16b-3(b)(3)(I) promulgated under the Exchange Act, that have the qualifications thereunder to satisfy the requirements of Rule 16b-3.

     (k) Non-Qualified Stock Option. An Option granted under the 2000 Plan that is not intended nor meets the requirements of Section 422 of the Code or any successor provision.

     (l)   Option.  An Incentive Stock Option or a Non-Qualified Stock
Option.

     (m) Option Agreement. Any written agreement, contract or document evidencing any Option granted under the 2000 Plan.

     (n)   Optionee.  An Eligible Person granted an Option under the 2000
Plan.

     (o) Participant. An Eligible Person designated to be granted an Option under the 2000 Plan.

     (p) Person. Any individual, corporation, partnership, association, limited liability company, or trust.

     (q) Rule 16b-3. The Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

     (r) Shares. The shares of common stock, $.01 par value, of the Company.

     (s) 10% Shareholder. A Participant who owns Shares of the Company or shares of any subsidiary corporation or parent corporation of the Company possessing more than 10% of the Company or subsidiary corporation or parent corporation of the Company.

     (t)   2000 Plan.  This 2000 Stock Purchase and Option Plan.

                                 SECTION  III
                                ADMINISTRATION

     The Administrator, subject to the express provisions contained herein and applicable law, shall administer this 2000 Plan with full power and authority to:

     (a)   designate Participants;

     (b) determine the types of Options (e.g., whether Incentive Stock Options or Non-Qualified Stock Options) to be granted to each Participant under the 2000 Plan;
                                     Page B-2
     (c)   determine the number of Shares to be covered by each Option;

     (d)   determine the terms and conditions of any Option Agreement;

     (e) amend the terms and conditions of any Option Agreement and accelerate the exercisability of Options covered thereunder;

     (f) determine whether, to what extent and under what circumstances Options may be exercised in cash, shares, cancellation of indebtedness of the Company owing to the Optionee, other securities, other property, or any combination thereof, or canceled, forfeited or suspended;

     (g) determine whether, to what extent and under what circumstances Options shall be deferred either automatically or at the election of the holder thereof or the Administrator;

     (h) interpret and administer the 2000 Plan and any instrument or Option Agreement relating to, or Option granted under the 2000 Plan;

     (i) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2000 Plan; and

     (j) make any other determination and take any other action that it deems necessary or desirable for the administration of the 2000 Plan.

     Unless otherwise expressly provided in the 2000 Plan, all designations, determinations, interpretations and other decisions under or with respect to the 2000 Plan or any Option shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Option granted under the 2000 Plan and any employee of the Company or any Affiliate.

                                 SECTION IV
                     AVAILABLE SHARES SUBJECT TO OPTION

     The Shares underlying the Options granted pursuant to this 2000 Plan, are subject to the following provisions:

     (a) Shares Available. The total number of Shares for which Options may be granted pursuant to the 2000 Plan shall be 5,000,000 Shares in the aggregate, subject to adjustments as provided in Section 4(c). If any Shares covered by an Option or to which an Option relates are not purchased or are forfeited, or if an Option otherwise expires, then the number of Shares counted against the aggregate number of Shares available under the 2000 Plan with respect to such Option, to the extent of any such forfeitures or terminations, shall again be available for Options under the 2000 Plan.

     (b) Accounting for Shares Covered by an Option. For purposes of this Section 4, the number of Shares covered by an Option shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the 2000 Plan.


                                     Page B-3
     (c) Adjustments. In the event that the Administrator shall determine that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), re-capitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar rights to purchase shares or other securities of the Company or other similar corporation transaction or event affects the Shares subject to Option grants under the 2000 Plan such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2000 Plan, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

          (1) the number of Shares which may thereafter be made the subject of Options;

          (2)   the number of Shares subject to outstanding Option awards;
and

          (3) the purchase or exercise price with respect to any Option, provided, however, that the number of Shares covered by an Option or to which such Option relates shall always be a whole number.

     (d) Incentive Stock Options. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the 2000 Plan shall not exceed 2,000,000 Shares subject to adjustment as provided in the 2000 Plan and Section 422 or 424 of the Code or any successor provisions.


                                SECTION V
                               ELIGIBILITY

     Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Option and the terms of any Option, the Administrator may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Administrator, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of
Section 424(f) of the Code or any successor provision.

                               SECTION  VI
                              OPTION AWARDS

     The Administrator is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the 2000 Plan as the Administrator shall determine:

                                     Page B-4
     (a) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Administrator, provided, however, that such purchase price shall not be less than ninety percent (90%) of the Fair Market Value of a Share on the date of grant of such Option, provided further, any Option granted to a Participant who, at the time such Option is granted, is an officer or director of the Company, the purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option, provided further, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Option is granted, is deemed to be a 10% Shareholder, the purchase price for each Share shall be such amount as the Administrator in its best judgment shall determine to be not less than one hundred and ten percent (110%) of the Fair Market Value per Share at the date the Incentive Stock Option is granted. In determining stock ownership of a Participant for any purposes under the 2000 Plan, the rules of Section 424(d) of the Code shall be applied, and the Administrator may rely on representations of fact made to it by the Participant and believe it to be true.

     (b) Option Term. The term of each Option shall be fixed by the Administrator which in any event shall not exceed a term of ten (10) years from the date of the grant, provided, however, that the term of any Incentive Stock Option granted to any 10% Shareholder shall not be exercisable after the expiration of five (5) years from the date such Incentive Stock Option was granted.

     (c) Maximum Grant of Incentive Stock Options. The aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of Shares subject to an Incentive Stock Option (when first exercisable) granted to a Participant by the Administrator in any calendar year shall not exceed one hundred thousand dollars ($100,000.00).

     (d) Time and Method of Exercise. Subject to the provisions of the 2000 Plan, the Administrator shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods which shall consist of cash, shares, cancellation of indebtedness of the Company owing to the Optionee, other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price may be made or deemed to have been made.

     (e) Limits on Transfer of Options. No Option shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution, except by gift to family members which is not otherwise specifically proscribed by the Administrator in its discretion; provided, however, that, if so determined by the Administrator, a Participant may, in the manner established by the Administrator, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any Shares purchased with respect to any Option upon the death of the Participant. Each Option shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Option or Shares underlying any Option shall be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any Affiliate.

                                     Page B-5
     (f) Restrictions and Securities Exchange Listing. All certificates for Shares delivered upon the exercise of Options shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the 2000 Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a national securities exchange, the Company shall not be required to deliver any Shares covered by an Option unless and until such Shares have been admitted for trading on such securities exchange.

     (g) Termination of Employment or Consultancy. Termination of employment or consultancy shall be subject to the following provisions:

          (1) Upon termination of the employment or consultancy, as the case may be, of any Participant, an Option previously granted to the Participant, unless otherwise specified herein or by the Administrator in the Option, shall, to the extent not theretofore exercised, not terminate or become null and void:

               (i) If the Participant shall die while in the employ of the Company or during the one (1) year period, whichever is applicable, specified in clause;

               (ii) below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such Person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than fifteen (15) months from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares specified by the Administrator in such Option; and

               (iii) If the employment or consultancy of any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age upon such conditions as shall be specified by the Board of Directors), disability (as described in Section 22(e) of the Code) or dismissal by the Company other than for cause (as defined below), and while such Participants entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Administrator in such Option, at any time up to one (1) year from the date of termination of the Optionee's employment or consultancy by reason of retirement or dismissal other than for cause or disability, provided, that if the Optionee dies within such twelve (12) month period, subclause (i) above shall apply.

          (2) If a Participant voluntarily terminates his or her employment or consultancy, as the case may be, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Administrator in the Option, forthwith terminate with respect to any unexercised portion thereof.


                                     Page B-6
          (3) If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled Participant, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any such person, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

          (4) For all purposes of the 2000 Plan, the term "for cause" shall mean:

               (i) With respect to a Participant who is a party to a written employment or consultancy agreement with the Company, as the case may be, which contains a "for cause" definition or "cause" (or words of like import) for purposes of termination of employment or consultancy thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements; or

               (ii) In all other cases, as determined by the Administrator in its sole discretion, that one or more of the following has occurred:

                    (A) any failure by a Participant to substantially perform his or her employment or consultancy duties, as the case may be, which shall not have been corrected within thirty (30) days following written notice thereof;

                    (B) any engaging by such Participant in misconduct or, in the case of an officer Participant, any failure or refusal by such officer Participant to follow the directions of the Company's Board of Directors or Chief Executive Officer of the Company which, in either case, is injurious to the Company or any Affiliate;

                    (C) any breach by a Participant of any obligation or specification contained in the instrument pursuant to which an Option is granted; or

                    (D) such Participant's conviction or entry of a plea of nolo contendere in respect of any felony, or of a misdemeanor which results in or is reasonably expected to result in economic or reputational injury to the Company or any of its Affiliates.

                                SECTION VII
                   AMENDMENTS, TERMINATION AND ADJUSTMENTS

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the 2000 Plan:

     (a) Amendments to the 2000 Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the 2000 Plan; provided, however, that, notwithstanding any other provision of the 2000 Plan or any Option, without approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:


                                     Page B-7
          (1) would cause Rule 16b-3 to become unavailable with respect to the 2000 Plan;

          (2) would violate the rules or regulations of any national securities exchange on which the Shares of the Company are traded or the rules or regulations of the National Association of Securities Dealers, Inc. that are applicable to the Company; or

          (3) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the 2000 Plan.

     (b) Amendments to Option Grants. The Administrator may waive any conditions or rights of the Company under any outstanding Option grant, prospectively or retroactively. The Administrator may not amend, alter, suspend, discontinue or terminate any outstanding Option grant, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

     (c) Correction of Defects, Omissions and Inconsistencies. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the 2000 Plan or any Option in the manner and to the extent it shall deem desirable to carry the 2000 Plan into affect.

                               SECTION VIII
                   INCOME TAX WITHHOLDING and TAX BONUSES

     The exercise of Options and issuance of the underlying Shares under this 2000 Plan, are subject to the following:

     (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise of any Option, the Administrator, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by:

          (1) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of any Option with a Fair Market Value equal to the amount of such taxes or

          (2) delivering to the Company Shares other than the shares issuable upon exercise of the applicable Option with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) Tax Bonuses. The Administrator, in its discretion, shall have the authority, at the time of grant of any Option under this 2000 Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise, and shall have full authority in its discretion to determine the amount of any such tax bonus.
                                     Page B-8

                                    SECTION IX
                              EFFECTIVE DATE AND TERM

     The effective date and term of this 2000 Plan are as follows:

     (a) Effective Date. The effective date of this 2000 Plan shall be July 1, 2000.

     (b) Term of 2000 Plan. Unless the 2000 Plan shall have been discontinued or terminated as provided for in the provisions of this 2000 Plan, the 2000 Plan shall terminate on June 30, 2010. No Option shall be granted after the termination of the 2000 Plan. However, unless otherwise expressly provided in the 2000 Plan or in an applicable Option, any Option theretofore granted may extend beyond the termination of the 2000 Plan, and the authority of the Administrator provided for hereunder with respect to the 2000 Plan and any Option grants, and the authority of the Board of Directors of the Company to amend the 2000 Plan, shall extend beyond the termination of the 2000 Plan.

                                    SECTION X
                               GENERAL PROVISIONS

     The general provisions applicable to this 2000 Plan are as follows:

     (a) No Rights to Option Grants. No Eligible Person, Participant or other Person shall have any claim to be granted an Option under the 2000 Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Options granted under the 2000 Plan. The terms and conditions of Options need not be the same with respect to any Participant or with respect to different Participants.

     (b) Option Agreements. No Participant will have rights under an Option granted to such Participant unless and until a written Option shall have been duly executed on behalf of the Company. Each Option shall set forth the terms and conditions of the Option as granted to a Participant consistent with the provisions of this 2000 Plan.

     (c) Limit on Other Compensation Arrangements. Nothing contained in the 2000 Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the 2000 Plan, unless otherwise expressly provided in the 2000 Plan or in any Option.




                                     Page B-9
     (e) Governing Law. The validity, construction and effect of the 2000 Plan or any Option granted hereunder, and any rules and regulations relating to the 2000 Plan or any Option granted hereunder, shall be determined in accordance with the laws of the State of Delaware except to the extent preempted by Federal law.

     (f) Severability. If any provision of the 2000 Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the 2000 Plan or any Option under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the purpose or intent of the 2000 Plan or the Option, such provision shall be stricken as to such jurisdiction or Option, and the remainder of the 2000 Plan or any Option shall remain in full force & effect.

     (g) Section Headings. The section headings included herein are only for convenience, and they shall have no effect on the interpretation of the 2000 Plan.

     IN WITNESS WHEREOF, this 2000 Plan has been duly amended and executed at Pompano Beach, Florida on this 12th day of April 2000.

URECOATS INDUSTRIES INC.


/s/ Larry T. Clemons
Larry T. Clemons
President


























                                     Page B-10
                                      EXHIBIT
                                      -------

                                      OPTION

     THE BOARD OF DIRECTORS of Urecoats Industries Inc. (the "Company"), has authorized and approved the 2000 Stock Purchase and Option Plan
("2000 Plan"). This 2000 Plan provides for the grant of Options to employees including officers and directors and consultants of the Company. Unless otherwise provided herein all defined terms shall have the respective meanings ascribed to them under the 2000 Plan.

     1. GRANT OF OPTION. Pursuant to authority granted to it under the 2000 Plan, the Administrator responsible for administering the 2000 Plan hereby grants to you, as an employee or consultant of the Company and as of ____________, _______ ("Grant Date"), the following Option ___________.
Each Option permits you to purchase one share of the Company's common stock, $.01 par value per share ("Shares").

     2. CHARACTER OF OPTIONS. Pursuant to the 2000 Plan, Options granted herein may be Incentive Stock Options or Non-Qualified Stock Options, or both. To the extent permitted under the 2000 Plan and by law, such Options shall first be considered Incentive Stock Options.

     3. EXERCISE PRICE. The Exercise Price for each Non-Qualified Stock Option granted herein to consultants shall be $____________ per Share and employees $ ___________ per Share, and the exercise price for each Incentive Stock Option granted herein shall be $ _______ per Share, except that an Incentive Stock Option granted to a 10% Shareholder shall be $_______ per Share. It is agreed and determined by the Administrator that the Fair Market Value of the Shares subject to the Options herein on the date of grant is $________ per Share.

     4. PAYMENT OF EXERCISE PRICE. Options represented hereby may be exercised in whole or in part by delivering to the Company your payment of the Exercise Price of the Option so exercised in cash, Shares, cancellation of indebtedness of the Company owing to the Optionee, or in such form permitted under the 2000 Plan, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price of the relevant Option being exercised.

     5. TERMS OF OPTIONS. The term of each Option granted herein shall be for a term of up to ______ (___) years from the Grant Date, provided, however, that the term of any Incentive Stock Option granted herein to an Optionee who is at the time of the grant, the owner of 10% or more of the outstanding Shares of the Company, shall not be exercisable after the expiration of five (5) years from the Grant Date.

     6. LIMITS ON TRANSFER OF OPTIONS. The Option granted herein shall not be transferable by you otherwise than by will or by the laws of descent and distribution, except for gifts to family members subject to any specific limitation concerning such gift by the Administrator in its discretion; provided, however, that you may designate a beneficiary or beneficiaries to exercise your rights and receive any Shares purchased with respect to any Option upon your death. Each Option shall be

                                     Page B-11
exercisable during your lifetime only by you or, if permissible under applicable law, by your legal representative. No Option herein granted or Shares underlying any Option shall be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

     7. TERMINATION OF EMPLOYMENT OR CONSULTANCY. If your employment or consultancy is terminated with the Company, your Option and/or any unexercised portion, shall be subject to the provisions below:

          (a) Upon the termination of your employment or consultancy with the Company, to the extent not theretofore exercised, your Option shall continue to be valid; provided, however, that:

               (i) If the Participant shall die while in the employ of the Company or during the one (1) year period, whichever is applicable, specified in clause (ii) below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such Person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than fifteen (15) months from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares specified by the Administrator in such Option; and

               (ii) If the employment or consultancy of any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age upon such conditions as shall be specified by the Board of Directors), disability (as described in
Section 22(e) of the Code) or dismissal by the Company other than for cause (as defined below), and while such Participants entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Administrator in such Option, at any time up to one (1) year from the date of termination of the Optionee's employment or consultancy by reason of retirement or dismissal other than for cause or disability, provided, that if the Optionee dies within such twelve (12) month period, subclause (i) above shall apply.

          (b) If you voluntarily terminate your employment or consultancy, or are discharged for cause, any Options granted hereunder shall forthwith terminate with respect to any unexercised portion thereof.

          (c) If any Options granted hereunder shall be exercised by your legal representative if you should die or become disabled, or by any person who acquired any Options granted hereunder by bequest or inheritance or by reason of death of any such person written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Options.




                                     Page B-12

          (d) For all purposes of the 2000 Plan, the term "for cause" shall mean "cause" as defined in the 2000 Plan or your employment or consultancy agreement with the Company.

     8. RESTRICTION; SECURITIES EXCHANGE LISTING. All certificates for shares delivered upon the exercise of Options granted herein shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the 2000 Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a national securities exchange, the Company shall not be required to deliver any Shares covered by an Option unless and until such Shares have been admitted for trading on such securities exchange.

     9. AMENDMENTS TO OPTIONS HEREIN GRANTED. The Options granted herein may not be amended without your consent.

     10. WITHHOLDING TAXES. As provided in the 2000 Plan, the Company may withhold from sums due or to become due to you from the Company an amount necessary to satisfy its obligation to withhold taxes incurred by reason of the disposition of the Shares acquired by exercise of the Options in a disqualifying disposition (within the meaning of Section 421(b) of the Code), or may require you to reimburse the Company in such amount.

URECOATS INDUSTRIES INC.





(Printed Name)
(Title)



Date















                                     Page B-13

                                                            PRELIMINARY COPY
                                                            (Front of Card)

PROXY CARD


                          URECOATS INDUSTRIES INC.
   PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 20, 2000
            THIS PROXY IS SOLICITED ON BEHALF OF BOARD OF DIRECTORS

   The undersigned hereby appoints LARRY T. CLEMONS and MICHAEL T. ADAMS, and each of them, Proxies with power of substitution each, for and in the name of the undersigned, and hereby authorize them to represent and to vote, all the shares of common stock of Urecoats Industries Inc., a Delaware corporation ("Company"), that the undersigned would be entitled to vote at the Company's Annual Meeting of Stockholders ("Annual Meeting") on June 20, 2000, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any Proxy heretofore given. The Proxies are further authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" EACH NOMINEE AND FOR PROPOSALS 2, 3, AND 4.

1.  Election of Directors (check one box only)

                 [  ]                                     [  ]

     FOR EACH NOMINEE LISTED BELOW                 WITHHOLD AUTHORITY
         (except as marked to                 (to vote for "all" nominees
          the contrary below)                         listed below)

                   RICHARD J. KURTZ    DAVID M. GOLDBLATT
                    ARTHUR J. GREGG     LARRY T. CLEMONS

  (Instruction: To withhold authority to vote for any nominee, circle that nominee's name in the above list)

                      (continued and to be signed and dated on reverse side)

















                                        1

                                                            (Back of Card)
PROXY CARD
                         (Please sign and date below)

2. To ratify the selection of BAUM & COMPANY, P.A. as independent auditors for the Company.
                                      [  ] FOR  [  ] AGAINST  [  ] ABSTAIN

3. To approve an amendment to the Company's Restated Certificate of Incorporation to increase to 140 million the shares of common stock authorized for issuance.
                                      [  ] FOR  [  ] AGAINST  [  ] ABSTAIN

4.  To approve the Urecoats 2000 Stock Purchase and Option Plan.

                                      [  ] FOR  [  ] AGAINST  [  ] ABSTAIN

                                             Dated:                  , 2000
                                                   ------------------

                                             -------------------------------
                                             (Please Print Name)

                                             -------------------------------
                                             (Signature of Stockholder)

                                             -------------------------------
                                             (Title, if applicable)

                                             -------------------------------
                                             (Please Print Name)

                                             -------------------------------
                                             (Signature of Stockholder)

                                             -------------------------------
                                             (Title, if applicable)

   NOTE: PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS SET FORTH HEREON. FOR JOINTLY OWNED SHARES, EACH OWNER SHOUL SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE ACTING. PROXIES EXECUTED BY CORPORATIONS SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER.

   PLEASE DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED
    ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                  I(We) will[  ] will not[  ] attend the meeting in person.







                                        2